UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-24185

Date of Report: March 19, 2010

AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)

Florida	65-0636168
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

15 Exchange Place, Suite 500, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

(646) 367- 1747
(Registrant’s telephone number including area code)

China Aoxing Pharmaceutical Company, Inc.
(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03             Amendment to Articles of Incorporation

Effective on March 19, 2010, China Aoxing Pharmaceutical Company, Inc. filed with the Florida Secretary of State Articles of Amendment to its Articles of Incorporation.    The amendments (i) changed the name of the corporation to “Aoxing Pharmaceutical Company, Inc.”; (ii) decreased its authorized common stock from 200,000,000 shares, $0.001 par value to 100,000,000 shares, $0.001 par value; and (iii) effected a reverse split of its common stock in a ratio of one-for-two.

Item 9.01             Financial Statements and Exhibits

Exhibits

3-a	Articles of Amendment to Articles of Incorporation filed on March 16, 2010, effective on March 19, 2010 at 6:00 p.m. Eastern Standard Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aoxing Pharmaceutical Company, Inc.
Dated: March 26, 2010	By:/s/ Hui Shao
Hui Shao, Chief Financial Officer